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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 31, 2003

                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-27750                   13-3459685
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)

   521 West 57th Street, New York, New York                        10019
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

            On March 31, 2003, IMPATH Inc. (the "Company") announced that, starting in 2003, the Company will report revenue from out-of-network (or non-contracted) payors net of an estimated allowance, much like the contractual allowance currently recorded by the Company for in-network (or contracted) payors and Medicare. The text of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

            Exhibit 99.1 - Press Release issued on March 31, 2003 by IMPATH Inc.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2003
                                          IMPATH INC.


                                          By:  /s/ Richard Rosenzweig
                                               ---------------------------------
                                               Name:  Richard Rosenzweig
                                               Title: Secretary and General
                                                      Counsel


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

FOR IMMEDIATE RELEASE

                   IMPATH SIMPLIFIES REVENUE RECOGNITION MODEL
                          Files for Extension for 10-K

New York, New York, March 31, 2003 -- IMPATH Inc. (Nasdaq NM: IMPH) today announced that starting in 2003, the Company will report revenue from out-of-network (or non-contracted) payors net of an estimated allowance much like the contractual allowance currently recorded by the Company for in-network (or contracted) payors and Medicare. This will result in a consistent method for recording revenue for out-of-network and in-network services. The Company will record revenue based on expectations for payment which will approximate prevailing industry "reasonable and customary" reimbursement rates, rather than list pricing. Although the Company will record lower net revenue for out-of-network payors there will be a corresponding reduction in bad-debt expense which is currently reported as part of selling, general and administrative expense. While earnings before interest, taxes, depreciation and amortization (EBITDA), operating income, net income and earnings per share will not be impacted by this change, each of these indicators will increase as a percentage of net revenue. Since this reclassification does not impact net accounts receivable, the lower net revenue base will result in higher calculated days sales outstanding (DSO).

      The Company believes that this new model represents a natural evolution as it continues to move towards more in-network relationships and revenue. The Company also believes this will simplify its financial statements and provide greater revenue transparency going forward as in-network revenue continues to increase.

      As a result, the Company is filing for a 15-day extension for its Annual Report on Form 10-K. The extension will afford the Company sufficient time to provide reclassified information to facilitate comparability to prior periods. At this time, the Company does not anticipate any delay in reporting its first quarter results, which will be reported using this new model.

      IMPATH is in the business of improving outcomes for cancer patients. The Company is the leading source of cancer information and analyses with a database of over 1 million


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patient profiles and outcomes data on more than 2.3 million individuals. IMPATH
Physician Services uses sophisticated technologies to provide patient-specific cancer diagnostic and prognostic information to more than 8,700 pathologists and oncologists in over 2,100 hospitals and 630 oncology practices. Utilizing its comprehensive resources, IMPATH Predictive Oncology serves genomics, biotechnology and pharmaceutical companies involved in developing new therapeutics targeted to specific, biological characteristics of cancer. The Company's unique GeneBank(TM) tissue and serology archive linked to longitudinal data and IMPATH Clinical Trials Network(TM) are two key components of its integrated services to help accelerate the drug discovery and development process. IMPATH Information Services provides software products, including PowerPath(R) and the IMPATH Cancer Registry(TM) for the collection and management of diagnostic data and outcomes information. The Company's software products are currently being utilized in nearly 1,000 hospitals, leading academic centers and independent laboratories across the country.

This press release may contain statements that the Company believes are, or may be considered to be, "forward-looking statements" within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by use of statements that include phrases such as the Company "believes," "expects," "anticipates," "intends," "plans," "foresees" or other similar words or phrases. Similarly, statements that describe the Company's projected growth and goals and its plans for expansion also are forward-looking statements. All of these forward-looking statements are subject to certain risks and uncertainties, many of which are outside of management's control, and which could cause the Company's actual results to differ materially from those contemplated by the relevant forward-looking statement. Some of the most significant factors that could cause the actual results to differ materially from the forward-looking statement, alone or in combination, include but are not limited to the failure to continue to successfully integrate the businesses acquired by the Company, unanticipated disagreements with the Company's joint venture or other partners, unanticipated changes in the healthcare industry (as a result of cost containment measures, changes in governmental regulation, including reimbursement programs and patient confidentiality issues, or other factors), an inability to procure consented, well-characterized tissue specimens, an inability to successfully integrate the Company's new laboratory and billing system, the adverse effect of any legal proceedings involving the Company, an unanticipated failure in the commercialization of the Company's biopharmaceutical products, or an unanticipated loss of business. In addition, the September 11, 2001 terrorist attacks and change in international political conditions as a result of these events may continue to affect the United States and the global economy and increase other risks. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release and the Company

Contact: Iris D. Daniels, Vice President, Investor Relations and Corporate Communications, IMPATH Inc. (212) 698-0300


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